                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2001



                             INGERSOLL-RAND COMPANY
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                       1-985                13-5156640
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)


              200 CHESTNUT RIDGE ROAD
           WOODCLIFF LAKE, NEW JERSEY 07677                      07677
       (Address of principal executive offices)                (ZIP Code)


       Registrant's telephone number, including area code: (201) 573-0123


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ITEM 5. OTHER EVENTS

         On December 31, 2001, Ingersoll-Rand Company (the "Company") completed a corporate reorganization of the Company resulting in its change in domicile from New Jersey to Bermuda under the name Ingersoll-Rand Company Limited. In conjunction therewith, Ingersoll-Rand Company Limited is issuing the press release attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     EXHIBIT
     NUMBER                     DESCRIPTION

      99.1     --    Press Release, dated January 2, 2002, issued by
                     Ingersoll-Rand Company Limited.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         INGERSOLL-RAND COMPANY



Date:   December 31, 2001                By:  /s/ Patricia Nachtigal
                                            -----------------------------------
                                            Patricia Nachtigal
                                            Senior Vice President and
                                            General Counsel






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                                  EXHIBIT INDEX




EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
  99.1     --     Press Release, dated January 2, 2002, issued by
                  Ingersoll-Rand Company Limited.